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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
          MetLife of CT Separate Account Eleven for Variable Annuities

                              PRIMELITE II ANNUITY

                       SUPPLEMENT DATED FEBRUARY 12, 2009
                                     TO THE
                PROSPECTUS DATED APRIL 28, 2008, AS SUPPLEMENTED

The information below supplements, and to the extent inconsistent therewith, replaces information contained in the Prospectus for the PrimElite II variable annuity contract. This supplement should be read carefully in its entirety and kept together with the Prospectus for future reference.

CHARGES AND DEDUCTIONS

Insert the following as a new item at the bottom of the bulleted list in the "Withdrawal Charge" subsection of the "Charges and Deductions" section:

     - in the form of a transfer of Contract Value to certain eligible contracts issued by the Company or one of its affiliated companies, provided the amount of the Withdrawal Charge that would otherwise apply constitutes less than 3% of your Contract Value

        This supplement should be read and retained for future reference.